Exhibit 99.22

FORM N._________

ACCEPTANCE FORM

FOR THE VOLUNTARY PUBLIC TENDER AND EXCHANGE OFFER

pursuant to Articles 102 and 106, paragraph 4, of Legislative Decree No. 58 of 24 February 1998, as subsequently amended and supplemented (the “Offer”), launched by Banca Monte dei Paschi di Siena S.p.A. (the “Offeror”) for a maximum of No. 813,279,689 ordinary shares of MEDIOBANCA – Banca di Credito Finanziario Società per Azioni (the “Issuer”), as well as maximum of No. 16,178,862 additional shares of the Issuer which may be allocated under certain existing incentive plans

To the Appointed Intermediary _______________________________________________________________________________________________________________________________________________________________________________________

The undersigned (name, surname or company name)_________________________________________________________________________born in_______________________on_____________________________tax code/VAT number _________________________________________citizenship/nationality___________________________resident in/with registered office at______________________________________Province ____________ Address ____________________________________ No. _______ postal code ______________ owner of No. ______________________ ordinary shares of the Issuer (the “Mediobanca Shares”), without nominal value, with regular dividend rights and freely transferable, of which warrants the legitimate and full ownership and availability, as well as the absence of liens and encumbrances of any kind and nature, whether in rem or personal;

Provided that capitalized terms not otherwise defined in this acceptance form (the “Acceptance Form”) have the same meaning ascribed to them in the offer document prepared for the purposes of the Offer (the “Offer Document”).

REPRESENTS	to be aware of all the conditions, terms and modalities of this Offer, including the Overall Consideration as defined below (comprising the Cash Consideration, as defined below), as set out in (a) the Offer Document and in the exemption document (the “Exemption Document”), prepared for the purposes of the Offer and made available to the public for consultation at the registered office of the Offeror (in Siena, Piazza Salimbeni, 3), as well as at the registered office of the Intermediaries Appointed to Coordinate the Collection of Acceptances (in Siena, Piazza Salimbeni, 3 and in Milan, Viale Eginardo, 29) and of the Appointed Intermediaries, as indicated in the Offer Document, as well as available on the website of the Offeror https://www.gruppomps.it/en and of the Global Information Agent www.georgeson.com, and (b) the press release issued by the Offeror on 2 September 2025 (the “Press Release”) pursuant to Articles 36 and 43 of the Issuers’ Regulation.
ACCEPTS

irrevocably and unconditionally this Offer for No. _______________________________________________________________________________________________________________________ Mediobanca Shares that:

☐               are already deposited with You on the securities account No. _________________________________________________ in the name of: ______________________________________________________________;

☐               will be transferred to the abovementioned account as a result of the stock exchange settlement;

☐               are deposited with You simultaneously with the signing of this Acceptance Form;

☐               will be transferred to/deposited with You, in due time, with the engagement expressly accepted herein below, by the Depositary Intermediary of the Mediobanca Shares subject to this Acceptance Form.

AUTHORISES	the registration of the Mediobanca Shares indicated above in a temporary account with You, restricted for the purposes of this Offer, if applicable.
PERMITS	henceforth with the transfer to the Offeror of the Mediobanca Shares registered in the temporary account above, granting hereby to You an irrevocable mandate to perform, directly or indirectly, in the name and on behalf of the undersigned Tendering Shareholder, all the necessary formalities in connection with the transfer of the Mediobanca Shares to the Offeror. All of the above shall be made upon payment of the Overall Consideration as defined below (comprising the Cash Consideration, as define below) on the Payment Date or on the Payment Date following the Reopening of the Acceptance Period, as defined in the Offer Document and as better specified therein.
REPRESENTS	to accept, henceforth, the cancellation of the transaction, in the event of irregularities in the data contained in this Acceptance Form, as a result of the checks and controls performed after the delivery of the Mediobanca Shares subject to this Acceptance Form.
ACKNOWLEDGES

1) that the Acceptance Period starts at 8:30 a.m. (Italian time) on 14 July 2025 and will end at 5:30 p.m. (Italian time) on 8 September 2025 (both dates inclusive), subject to any Reopening of the Acceptance Period or any extensions of the Offer that may occur in accordance with applicable laws and regulations, as provided for in Section F, Paragraph F.1.1 of the Offer Document;
2) that the Offer Document provides that the payment of the Overall Consideration, as defined below, will be made on 15 September (i.e., on the fifth Trading Day following the end of the Acceptance Period as indicated in the Offer Document), without prejudice to any extensions or amendments to the Offer in accordance with the terms and modalities disclosed pursuant to applicable laws and regulations, or, if applicable, on the Payment Date of the Reopening of the Acceptance Period. Such payment is subject to the execution of the formalities required to transfer the Mediobanca Shares to the Offeror;

3) that their acceptance of the Offer is irrevocable, without prejudice to the possibility for the Tendering Shareholder to communicate their express intention to withdraw their acceptance in order to accept competing offers or in the other cases provided for in the Offer Document, in accordance with applicable laws and regulations;

4) that the Offer is subject to the Condition of Effectiveness described in the Offer Document, which may be waived by the Offeror in accordance with the terms specified in the Offer Document, without prejudice to the waiver of the Threshold Condition announced in the Press Release;

5) that, as a result of the Press Release, the consideration for each Mediobanca Share tendered in acceptance of the Offer (the “Overall Consideration”) will be equal to: (i) No. 2.533 Offeror’s shares (the “MPS Shares”) and therefore equal to No. 2.533 MPS Shares for each No. 1 Mediobanca Shares tendered in acceptance of the Offer, as better described in Section E, Paragraph E.1 of the Offer Document, and (ii) a cash component equal to Euro 0.90 for each Mediobanca Share tendered in acceptance to the Offer, as better described in the Press Release (the “Cash Consideration”);

6) that the Overall Consideration is intended net of stamp taxes, expenses, fees, commissions which shall remain in charge of the Offeror, while other taxes, including the tax on any capital gains, if due, shall remain entirely in charge of the Tendering Shareholders to the Offer and no interest shall be paid on the Overall Consideration for each Mediobanca Share tendered in acceptance of the Offer between the date of Acceptance of the Offer and the Payment Date, as well as between the date of Acceptance of the Offer in the case of the Reopening of the Acceptance Period and the relevant Payment Date following the Reopening of the Acceptance Period;

7) that in the event of failure to fulfil one or more of the Conditions of Effectiveness of the Offer referred to in Section A, Paragraph A.1, of the Offer Document, without such Condition(s) of Effectiveness being waived by the Offeror and, therefore, in the event of failure to complete the Offer, the Mediobanca Shares will be returned through the Depositary Intermediaries to the respective Tendering Shareholders, without any charges or expenses being in charge of them, by the first Trading Day following the first press release announcing the ineffectiveness of the Offer;

8) that the Tendering Shareholders will remain exclusively responsible for the risk that the Depository Intermediaries fail to deliver this Acceptance Form and, if applicable, fail to deposit the Mediobanca Shares tendered in acceptance of the Offer with the Appointed Intermediaries by the last valid day of the Acceptance Period (or any Reopening of the Acceptance Period), as well as the risk that the Appointed Intermediaries fail to transfer the Overall Consideration to the persons entitled to receive it, or delay such transfer.

AUTHORISES

Shares component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Consideration in shares through the deposit of No. ______________________________MPS Shares, representing the total Consideration in shares payable for No. ________________________________ Mediobanca Shares tendered in acceptance of the Offer, through the relevant registration, in dematerialised form, on the securities account No. ______________________________________ held with ______________________________________________________________________________ in the name of __________________________________________.

Cash component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Cash Consideration, as applicable, by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

GRANTS

irrevocable mandate to the Intermediaries Appointed to Coordinate the Collection of Acceptances, in respect to the Consideration in shares, to sell on Euronext Milan, in the name and on behalf of the undersigned, any Fractional Part they would be entitled to, equal to No. ______________________________________________ MPS Shares, deriving from the exchange against the Mediobanca Shares (for further information, please refer to Section F, Paragraph F.6, of the Offer Document), by paying/arranging payment of the corresponding amount by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

REPRESENTS

a)        to be aware that the Offer is addressed on equal terms to all holders of Mediobanca Shares and has been launched in Italy, as well as in the United States of America in accordance with the exemptions from (i) the “U.S. tender offer rules” under the United States Securities Exchange Act of 1934 (the “U.S. Exchange Act”) provided by Rule 14d-1(c) thereunder, and (ii) the registration requirements of the U.S. Securities Act of 1933 (the “U.S. Securities Act”) provided by Rule 802 thereunder, and in any event always in accordance with Italian law (for further information, please refer to Recital 5 and Section F, Paragraph F.4, of the Offer Document);

b)       to be aware that the Offer was not, nor will be promoted, or disclosed or carried out in Canada, Japan, Australia, as well as any other country where the promotion of the Offer and acceptance thereof would not comply with financial markets laws and regulations or other local laws or regulations or would not be permitted without prior registration, approval or filing with the relevant supervisory authorities (collectively, the “Excluded Countries”), and that acceptance of the Offer by persons residing in the Excluded Countries may be subject to specific obligations or restrictions provided for by laws or regulations and that the Tendering Shareholders to the Offer are solely responsible to comply with such rules and, therefore, before accepting the Offer, to verify their existence and applicability by consulting their advisors;

c)       not to have received and/or sent copies or originals of this Acceptance Form, the Offer Document, the Exemption Document, and/or any document relating to the Offer from or to the Excluded Countries and that they have not otherwise used, in connection with the Offer, directly or indirectly, postal services and/or any other means or instruments (including, by way of example and without limitation, the postal network, fax, telex, e-mail, telephone and the Internet, and/or any other means or IT support) for national or international trade, or the services of any market regulated by the Excluded Countries;

d)       to be outside the Excluded Countries when this Acceptance Form is delivered or signed.

Pursuant to Article 13 of the Regulation (EU) 2016/679 (“GDPR”), the Tendering Shareholders are informed that the personal data provided in this Acceptance Form will be processed, including through the use of computerized and telematic procedures, solely for purposes directly related and/or instrumental to the Offer (e.g., collection of acceptances, verification of their regularity, payment of the Overall Consideration and allocation), which constitutes the legal basis for processing such data. The provision of personal data is necessary to fulfil the obligations under this Acceptance Form and, therefore, any refusal to provide in whole or in part the said personal data will result in the impossibility to accept the Offer. Personal data will be processed, in their capacity as separate and independent data controllers, each for the purposes connected with, and instrumental to, their role in the transaction, by the Intermediaries Appointed to Coordinate the Collection of Acceptances, by the Offeror, by the Appointed Intermediaries, by the Depositary Intermediaries and by companies or collaborators identified by them who – as data controllers or processors – perform functional or support activities as necessary for the transaction. With regard to the aforementioned processing, the Tendering Shareholder may exercise all the rights set forth in Articles 15 to 22 of the GDPR (including, by way of example and without limitation, the right of access, the right to erasure, the right to rectification, the right to restriction of processing and the right to lodge a complaint with the Data Protection Authority) in accordance with the procedures set out in the privacy policy made available via the channels of the data controllers. The data will be stored only for the time period necessary to achieve the aforementioned purposes, after which it may be stored in accordance with the terms set forth in the GDPR and by the national legislation applicable at the time, for administrative purposes and/or to enforce or defend a right or legitimate interest of the data controllers or third parties.

Additional Information for U.S. Persons

The shares to be issued in connection with the Offer may not be offered or sold in the United States except pursuant to an effective registration statement under the U.S. Securities Act or pursuant to a valid exemption from registration. The Offer is being made for the shares of the Issuer by the Offeror, each of which is a company incorporated in Italy. Information distributed in connection with the Offer is subject to Italian disclosure requirements that are different from those of the United States. Financial statements and financial information included in the Offer Document or the Exemption Document, if any, have been prepared in accordance with the international accounting standards issued by the International Accounting Standards Board and may not be comparable to the financial statements or financial information of U.S. companies. It may be difficult for you to enforce your rights and any claim you may have arising under U.S. federal securities laws in respect of the Offer, since the Offeror and the Issuer are located in Italy, and some or all of their officers and directors may be residents of Italy or other countries outside the U.S. You may not be able to sue a company incorporated outside the U.S. or its officers or directors in a non-U.S. court for violations of U.S. securities laws. It may be difficult to compel a company incorporated outside the U.S. and its affiliates to subject themselves to a U.S. court’s judgment. The Offer will not be submitted to the review or registration procedures of any regulator outside of Italy and has not been approved or recommended by any governmental securities regulator. The Offer will be made in the U.S. pursuant to the exemptions from (i) the “U.S. tender offer rules” under the U.S. Exchange Act provided by Rule 14d-1(c) thereunder and (ii) the registration requirements of the U.S. Securities Act provided by Rule 802 thereunder. These exemptions permit a bidder to satisfy certain substantive and procedural U.S. Exchange Act rules governing tender offers by complying with home jurisdiction law or practice, and exempt the bidder from compliance with certain other U.S. Exchange Act rules. As a result, the Offer will be made in accordance with the applicable regulatory, disclosure and procedural requirements under Italian law, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments, that are different from those applicable in the U.S. To the extent that the Offer is subject to the U.S. securities laws, such laws only apply to holders of the Mediobanca Shares in the U.S. and no other person has any claims under such laws. To the extent permissible under applicable law or regulation in Italy, and pursuant to the exemptions available under Rule 14e-5(b) under the U.S. Exchange Act, the Offeror and its affiliates or brokers (acting as agents for the Offeror or its affiliates, as applicable) may from time to time, and other than pursuant to the Offer, directly or indirectly purchase, or arrange to purchase, the Mediobanca Shares, that are the subject of the Offer or any securities that are convertible into, exchangeable for or exercisable for such shares, including purchases in the open market at prevailing prices or in private transactions at negotiated prices outside the U.S. To the extent information about such purchases or arrangements to purchase is made public in Italy, if any such purchases are made, such information will be disclosed by means of a press release or other means reasonably calculated to inform U.S. shareholders of the Issuer of such information. In addition, the financial advisors to the Offeror, may also engage in ordinary course trading activities in securities of the Issuer, which may include purchases or arrangements to purchase such securities. Since the announcement of the Offer, the Offeror and certain of its affiliates have engaged, and intend to continue to engage throughout the Acceptance Period, in various asset management, brokerage, banking-related, collateral-taking, estates and trusts services, and custody-related activities involving the Offeror common shares outside the United States. Among other things, the Offeror or one or more of its affiliates intends to engage in trades in the Offeror common shares for the accounts of its customers for the purpose of effecting brokerage transactions for its customers and other customer facilitation transactions in respect of the Offeror common shares. Further, certain of Offeror’s asset management affiliates may buy and sell the Offeror common shares or indices including the Offeror common shares, outside the United States as part of their ordinary, discretionary investment management activities on behalf of their customers. Certain of Offeror’s affiliates may continue to (a) engage in the marketing and sale to customers of funds that include the Offeror common shares, providing investment advice and financial planning guidance to customers that may include information about the Offeror common shares, (b) transact in the Offeror common shares as trustees and/or personal representatives of trusts and estates, (c) provide custody services relating to the Offeror common shares and (d) engage in accepting the Offeror common shares as collateral for loans. These activities occur outside of the United States and the transactions in the Offeror common shares may be effected on the Euronext Milan, other exchanges or alternative trading systems and in the over-the-counter market.

Date________________________, Place _____________________

____________________________________ The Tendering Shareholder or their representative	______________________________________ Stamp and signature of the Appointed Intermediary

The DEPOSITARY INTERMEDIARY with whom this Acceptance Form has been filed represents, upon its presentation by the Tendering Shareholder (or their representative) and under its own responsibility:

a)	to be the depositary of the abovementioned Mediobanca Shares owned by the Tendering Shareholder;
b)	to perform the formalities necessary for the transfer of the Shares to this Appointed Intermediary exclusively through Euronext Securities Milan, within and no later than the end of the Acceptance Period of the Offer, or the last day of the possible Reopening of the Acceptance Period or any extensions thereof.

_______________________________________ Stamp and signature of the Depositary Intermediary

Sheet No. 1 – Copy for the Intermediaries Appointed to Coordinate the Collection of Acceptances

FORM N._________

ACCEPTANCE FORM

FOR THE VOLUNTARY PUBLIC TENDER AND EXCHANGE OFFER

pursuant to Articles 102 and 106, paragraph 4, of Legislative Decree No. 58 of 24 February 1998, as subsequently amended and supplemented (the “Offer”), launched by Banca Monte dei Paschi di Siena S.p.A. (the “Offeror”) for a maximum of No. 813,279,689 ordinary shares of MEDIOBANCA – Banca di Credito Finanziario Società per Azioni (the “Issuer”), as well as maximum of No. 16,178,862 additional shares of the Issuer which may be allocated under certain existing incentive plans

To the Appointed Intermediary _______________________________________________________________________________________________________________________________________________________________________________________

The undersigned (name, surname or company name)_________________________________________________________________________born in_______________________on_____________________________tax code/VAT number _________________________________________citizenship/nationality___________________________resident in/with registered office at______________________________________Province ____________ Address ____________________________________ No. _______ postal code ______________ owner of No. ______________________ ordinary shares of the Issuer (the “Mediobanca Shares”), without nominal value, with regular dividend rights and freely transferable, of which warrants the legitimate and full ownership and availability, as well as the absence of liens and encumbrances of any kind and nature, whether in rem or personal;

Provided that capitalized terms not otherwise defined in this acceptance form (the “Acceptance Form”) have the same meaning ascribed to them in the offer document prepared for the purposes of the Offer (the “Offer Document”).

REPRESENTS	to be aware of all the conditions, terms and modalities of this Offer, including the Overall Consideration as defined below (comprising the Cash Consideration, as defined below), as set out in (a) the Offer Document and in the exemption document (the “Exemption Document”), prepared for the purposes of the Offer and made available to the public for consultation at the registered office of the Offeror (in Siena, Piazza Salimbeni, 3), as well as at the registered office of the Intermediaries Appointed to Coordinate the Collection of Acceptances (in Siena, Piazza Salimbeni, 3 and in Milan, Viale Eginardo, 29) and of the Appointed Intermediaries, as indicated in the Offer Document, as well as available on the website of the Offeror https://www.gruppomps.it/en and of the Global Information Agent www.georgeson.com, and (b) the press release issued by the Offeror on 2 September 2025 (the “Press Release”) pursuant to Articles 36 and 43 of the Issuers’ Regulation.
ACCEPTS

irrevocably and unconditionally this Offer for No. _______________________________________________________________________________________________________________________ Mediobanca Shares that:

☐               are already deposited with You on the securities account No. _________________________________________________ in the name of: ______________________________________________________________;

☐               will be transferred to the abovementioned account as a result of the stock exchange settlement;

☐               are deposited with You simultaneously with the signing of this Acceptance Form;

☐               will be transferred to/deposited with You, in due time, with the engagement expressly accepted herein below, by the Depositary Intermediary of the Mediobanca Shares subject to this Acceptance Form.

AUTHORISES	the registration of the Mediobanca Shares indicated above in a temporary account with You, restricted for the purposes of this Offer, if applicable.
PERMITS	henceforth with the transfer to the Offeror of the Mediobanca Shares registered in the temporary account above, granting hereby to You an irrevocable mandate to perform, directly or indirectly, in the name and on behalf of the undersigned Tendering Shareholder, all the necessary formalities in connection with the transfer of the Mediobanca Shares to the Offeror. All of the above shall be made upon payment of the Overall Consideration as defined below (comprising the Cash Consideration, as define below) on the Payment Date or on the Payment Date following the Reopening of the Acceptance Period, as defined in the Offer Document and as better specified therein.
REPRESENTS	to accept, henceforth, the cancellation of the transaction, in the event of irregularities in the data contained in this Acceptance Form, as a result of the checks and controls performed after the delivery of the Mediobanca Shares subject to this Acceptance Form.
ACKNOWLEDGES

1) that the Acceptance Period starts at 8:30 a.m. (Italian time) on 14 July 2025 and will end at 5:30 p.m. (Italian time) on 8 September 2025 (both dates inclusive), subject to any Reopening of the Acceptance Period or any extensions of the Offer that may occur in accordance with applicable laws and regulations, as provided for in Section F, Paragraph F.1.1 of the Offer Document;
2) that the Offer Document provides that the payment of the Overall Consideration, as defined below, will be made on 15 September (i.e., on the fifth Trading Day following the end of the Acceptance Period as indicated in the Offer Document), without prejudice to any extensions or amendments to the Offer in accordance with the terms and modalities disclosed pursuant to applicable laws and regulations, or, if applicable, on the Payment Date of the Reopening of the Acceptance Period. Such payment is subject to the execution of the formalities required to transfer the Mediobanca Shares to the Offeror;

3) that their acceptance of the Offer is irrevocable, without prejudice to the possibility for the Tendering Shareholder to communicate their express intention to withdraw their acceptance in order to accept competing offers or in the other cases provided for in the Offer Document, in accordance with applicable laws and regulations;

4) that the Offer is subject to the Condition of Effectiveness described in the Offer Document, which may be waived by the Offeror in accordance with the terms specified in the Offer Document, without prejudice to the waiver of the Threshold Condition announced in the Press Release;

5) that, as a result of the Press Release, the consideration for each Mediobanca Share tendered in acceptance of the Offer (the “Overall Consideration”) will be equal to: (i) No. 2.533 Offeror’s shares (the “MPS Shares”) and therefore equal to No. 2.533 MPS Shares for each No. 1 Mediobanca Shares tendered in acceptance of the Offer, as better described in Section E, Paragraph E.1 of the Offer Document, and (ii) a cash component equal to Euro 0.90 for each Mediobanca Share tendered in acceptance to the Offer, as better described in the Press Release (the “Cash Consideration”);

6) that the Overall Consideration is intended net of stamp taxes, expenses, fees, commissions which shall remain in charge of the Offeror, while other taxes, including the tax on any capital gains, if due, shall remain entirely in charge of the Tendering Shareholders to the Offer and no interest shall be paid on the Overall Consideration for each Mediobanca Share tendered in acceptance of the Offer between the date of Acceptance of the Offer and the Payment Date, as well as between the date of Acceptance of the Offer in the case of the Reopening of the Acceptance Period and the relevant Payment Date following the Reopening of the Acceptance Period;

7) that in the event of failure to fulfil one or more of the Conditions of Effectiveness of the Offer referred to in Section A, Paragraph A.1, of the Offer Document, without such Condition(s) of Effectiveness being waived by the Offeror and, therefore, in the event of failure to complete the Offer, the Mediobanca Shares will be returned through the Depositary Intermediaries to the respective Tendering Shareholders, without any charges or expenses being in charge of them, by the first Trading Day following the first press release announcing the ineffectiveness of the Offer;

8) that the Tendering Shareholders will remain exclusively responsible for the risk that the Depository Intermediaries fail to deliver this Acceptance Form and, if applicable, fail to deposit the Mediobanca Shares tendered in acceptance of the Offer with the Appointed Intermediaries by the last valid day of the Acceptance Period (or any Reopening of the Acceptance Period), as well as the risk that the Appointed Intermediaries fail to transfer the Overall Consideration to the persons entitled to receive it, or delay such transfer.

AUTHORISES

Shares component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Consideration in shares through the deposit of No. ______________________________MPS Shares, representing the total Consideration in shares payable for No. ________________________________ Mediobanca Shares tendered in acceptance of the Offer, through the relevant registration, in dematerialised form, on the securities account No. ______________________________________ held with ______________________________________________________________________________ in the name of __________________________________________.

Cash component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Cash Consideration, as applicable, by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

GRANTS

irrevocable mandate to the Intermediaries Appointed to Coordinate the Collection of Acceptances, in respect to the Consideration in shares, to sell on Euronext Milan, in the name and on behalf of the undersigned, any Fractional Part they would be entitled to, equal to No. ______________________________________________ MPS Shares, deriving from the exchange against the Mediobanca Shares (for further information, please refer to Section F, Paragraph F.6, of the Offer Document), by paying/arranging payment of the corresponding amount by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

REPRESENTS

a)       to be aware that the Offer is addressed on equal terms to all holders of Mediobanca Shares and has been launched in Italy, as well as in the United States of America in accordance with the exemptions from (i) the “U.S. tender offer rules” under the United States Securities Exchange Act of 1934 (the “U.S. Exchange Act”) provided by Rule 14d-1(c) thereunder, and (ii) the registration requirements of the U.S. Securities Act of 1933 (the “U.S. Securities Act”) provided by Rule 802 thereunder, and in any event always in accordance with Italian law (for further information, please refer to Recital 5 and Section F, Paragraph F.4, of the Offer Document);

b)      to be aware that the Offer was not, nor will be promoted, or disclosed or carried out in Canada, Japan, Australia, as well as any other country where the promotion of the Offer and acceptance thereof would not comply with financial markets laws and regulations or other local laws or regulations or would not be permitted without prior registration, approval or filing with the relevant supervisory authorities (collectively, the “Excluded Countries”), and that acceptance of the Offer by persons residing in the Excluded Countries may be subject to specific obligations or restrictions provided for by laws or regulations and that the Tendering Shareholders to the Offer are solely responsible to comply with such rules and, therefore, before accepting the Offer, to verify their existence and applicability by consulting their advisors;

c)      not to have received and/or sent copies or originals of this Acceptance Form, the Offer Document, the Exemption Document, and/or any document relating to the Offer from or to the Excluded Countries and that they have not otherwise used, in connection with the Offer, directly or indirectly, postal services and/or any other means or instruments (including, by way of example and without limitation, the postal network, fax, telex, e-mail, telephone and the Internet, and/or any other means or IT support) for national or international trade, or the services of any market regulated by the Excluded Countries;

d)      to be outside the Excluded Countries when this Acceptance Form is delivered or signed.

Pursuant to Article 13 of the Regulation (EU) 2016/679 (“GDPR”), the Tendering Shareholders are informed that the personal data provided in this Acceptance Form will be processed, including through the use of computerized and telematic procedures, solely for purposes directly related and/or instrumental to the Offer (e.g., collection of acceptances, verification of their regularity, payment of the Overall Consideration and allocation), which constitutes the legal basis for processing such data. The provision of personal data is necessary to fulfil the obligations under this Acceptance Form and, therefore, any refusal to provide in whole or in part the said personal data will result in the impossibility to accept the Offer. Personal data will be processed, in their capacity as separate and independent data controllers, each for the purposes connected with, and instrumental to, their role in the transaction, by the Intermediaries Appointed to Coordinate the Collection of Acceptances, by the Offeror, by the Appointed Intermediaries, by the Depositary Intermediaries and by companies or collaborators identified by them who – as data controllers or processors – perform functional or support activities as necessary for the transaction. With regard to the aforementioned processing, the Tendering Shareholder may exercise all the rights set forth in Articles 15 to 22 of the GDPR (including, by way of example and without limitation, the right of access, the right to erasure, the right to rectification, the right to restriction of processing and the right to lodge a complaint with the Data Protection Authority) in accordance with the procedures set out in the privacy policy made available via the channels of the data controllers. The data will be stored only for the time period necessary to achieve the aforementioned purposes, after which it may be stored in accordance with the terms set forth in the GDPR and by the national legislation applicable at the time, for administrative purposes and/or to enforce or defend a right or legitimate interest of the data controllers or third parties.

Additional Information for U.S. Persons

The shares to be issued in connection with the Offer may not be offered or sold in the United States except pursuant to an effective registration statement under the U.S. Securities Act or pursuant to a valid exemption from registration. The Offer is being made for the shares of the Issuer by the Offeror, each of which is a company incorporated in Italy. Information distributed in connection with the Offer is subject to Italian disclosure requirements that are different from those of the United States. Financial statements and financial information included in the Offer Document or the Exemption Document, if any, have been prepared in accordance with the international accounting standards issued by the International Accounting Standards Board and may not be comparable to the financial statements or financial information of U.S. companies. It may be difficult for you to enforce your rights and any claim you may have arising under U.S. federal securities laws in respect of the Offer, since the Offeror and the Issuer are located in Italy, and some or all of their officers and directors may be residents of Italy or other countries outside the U.S. You may not be able to sue a company incorporated outside the U.S. or its officers or directors in a non-U.S. court for violations of U.S. securities laws. It may be difficult to compel a company incorporated outside the U.S. and its affiliates to subject themselves to a U.S. court’s judgment. The Offer will not be submitted to the review or registration procedures of any regulator outside of Italy and has not been approved or recommended by any governmental securities regulator. The Offer will be made in the U.S. pursuant to the exemptions from (i) the “U.S. tender offer rules” under the U.S. Exchange Act provided by Rule 14d-1(c) thereunder and (ii) the registration requirements of the U.S. Securities Act provided by Rule 802 thereunder. These exemptions permit a bidder to satisfy certain substantive and procedural U.S. Exchange Act rules governing tender offers by complying with home jurisdiction law or practice, and exempt the bidder from compliance with certain other U.S. Exchange Act rules. As a result, the Offer will be made in accordance with the applicable regulatory, disclosure and procedural requirements under Italian law, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments, that are different from those applicable in the U.S. To the extent that the Offer is subject to the U.S. securities laws, such laws only apply to holders of the Mediobanca Shares in the U.S. and no other person has any claims under such laws. To the extent permissible under applicable law or regulation in Italy, and pursuant to the exemptions available under Rule 14e-5(b) under the U.S. Exchange Act, the Offeror and its affiliates or brokers (acting as agents for the Offeror or its affiliates, as applicable) may from time to time, and other than pursuant to the Offer, directly or indirectly purchase, or arrange to purchase, the Mediobanca Shares, that are the subject of the Offer or any securities that are convertible into, exchangeable for or exercisable for such shares, including purchases in the open market at prevailing prices or in private transactions at negotiated prices outside the U.S. To the extent information about such purchases or arrangements to purchase is made public in Italy, if any such purchases are made, such information will be disclosed by means of a press release or other means reasonably calculated to inform U.S. shareholders of the Issuer of such information. In addition, the financial advisors to the Offeror, may also engage in ordinary course trading activities in securities of the Issuer, which may include purchases or arrangements to purchase such securities. Since the announcement of the Offer, the Offeror and certain of its affiliates have engaged, and intend to continue to engage throughout the Acceptance Period, in various asset management, brokerage, banking-related, collateral-taking, estates and trusts services, and custody-related activities involving the Offeror common shares outside the United States. Among other things, the Offeror or one or more of its affiliates intends to engage in trades in the Offeror common shares for the accounts of its customers for the purpose of effecting brokerage transactions for its customers and other customer facilitation transactions in respect of the Offeror common shares. Further, certain of Offeror’s asset management affiliates may buy and sell the Offeror common shares or indices including the Offeror common shares, outside the United States as part of their ordinary, discretionary investment management activities on behalf of their customers. Certain of Offeror’s affiliates may continue to (a) engage in the marketing and sale to customers of funds that include the Offeror common shares, providing investment advice and financial planning guidance to customers that may include information about the Offeror common shares, (b) transact in the Offeror common shares as trustees and/or personal representatives of trusts and estates, (c) provide custody services relating to the Offeror common shares and (d) engage in accepting the Offeror common shares as collateral for loans. These activities occur outside of the United States and the transactions in the Offeror common shares may be effected on the Euronext Milan, other exchanges or alternative trading systems and in the over-the-counter market.

Date________________________, Place _____________________

____________________________________ The Tendering Shareholder or their representative	______________________________________ Stamp and signature of the Appointed Intermediary

The DEPOSITARY INTERMEDIARY with whom this Acceptance Form has been filed represents, upon its presentation by the Tendering Shareholder (or their representative) and under its own responsibility:

c)	to be the depositary of the abovementioned Mediobanca Shares owned by the Tendering Shareholder;
d)	to perform the formalities necessary for the transfer of the Shares to this Appointed Intermediary exclusively through Euronext Securities Milan, within and no later than the end of the Acceptance Period of the Offer, or the last day of the possible Reopening of the Acceptance Period or any extensions thereof.

_______________________________________ Stamp and signature of the Depositary Intermediary

Sheet No. 2 – Copy for the Appointed Intermediary

FORM N._________

ACCEPTANCE FORM

FOR THE VOLUNTARY PUBLIC TENDER AND EXCHANGE OFFER

pursuant to Articles 102 and 106, paragraph 4, of Legislative Decree No. 58 of 24 February 1998, as subsequently amended and supplemented (the “Offer”), launched by Banca Monte dei Paschi di Siena S.p.A. (the “Offeror”) for a maximum of No. 813,279,689 ordinary shares of MEDIOBANCA – Banca di Credito Finanziario Società per Azioni (the “Issuer”), as well as maximum of No. 16,178,862 additional shares of the Issuer which may be allocated under certain existing incentive plans

To the Appointed Intermediary _______________________________________________________________________________________________________________________________________________________________________________________

The undersigned (name, surname or company name)_________________________________________________________________________born in_______________________on_____________________________tax code/VAT number _________________________________________citizenship/nationality___________________________resident in/with registered office at______________________________________Province ____________ Address ____________________________________ No. _______ postal code ______________ owner of No. ______________________ ordinary shares of the Issuer (the “Mediobanca Shares”), without nominal value, with regular dividend rights and freely transferable, of which warrants the legitimate and full ownership and availability, as well as the absence of liens and encumbrances of any kind and nature, whether in rem or personal;

Provided that capitalized terms not otherwise defined in this acceptance form (the “Acceptance Form”) have the same meaning ascribed to them in the offer document prepared for the purposes of the Offer (the “Offer Document”).

REPRESENTS	to be aware of all the conditions, terms and modalities of this Offer, including the Overall Consideration as defined below (comprising the Cash Consideration, as defined below), as set out in (a) the Offer Document and in the exemption document (the “Exemption Document”), prepared for the purposes of the Offer and made available to the public for consultation at the registered office of the Offeror (in Siena, Piazza Salimbeni, 3), as well as at the registered office of the Intermediaries Appointed to Coordinate the Collection of Acceptances (in Siena, Piazza Salimbeni, 3 and in Milan, Viale Eginardo, 29) and of the Appointed Intermediaries, as indicated in the Offer Document, as well as available on the website of the Offeror https://www.gruppomps.it/en and of the Global Information Agent www.georgeson.com, and (b) the press release issued by the Offeror on 2 September 2025 (the “Press Release”) pursuant to Articles 36 and 43 of the Issuers’ Regulation.
ACCEPTS

irrevocably and unconditionally this Offer for No. _______________________________________________________________________________________________________________________ Mediobanca Shares that:

☐               are already deposited with You on the securities account No. _________________________________________________ in the name of: ______________________________________________________________;

☐               will be transferred to the abovementioned account as a result of the stock exchange settlement;

☐               are deposited with You simultaneously with the signing of this Acceptance Form;

☐               will be transferred to/deposited with You, in due time, with the engagement expressly accepted herein below, by the Depositary Intermediary of the Mediobanca Shares subject to this Acceptance Form.

AUTHORISES	the registration of the Mediobanca Shares indicated above in a temporary account with You, restricted for the purposes of this Offer, if applicable.
PERMITS	henceforth with the transfer to the Offeror of the Mediobanca Shares registered in the temporary account above, granting hereby to You an irrevocable mandate to perform, directly or indirectly, in the name and on behalf of the undersigned Tendering Shareholder, all the necessary formalities in connection with the transfer of the Mediobanca Shares to the Offeror. All of the above shall be made upon payment of the Overall Consideration as defined below (comprising the Cash Consideration, as define below) on the Payment Date or on the Payment Date following the Reopening of the Acceptance Period, as defined in the Offer Document and as better specified therein.
REPRESENTS	to accept, henceforth, the cancellation of the transaction, in the event of irregularities in the data contained in this Acceptance Form, as a result of the checks and controls performed after the delivery of the Mediobanca Shares subject to this Acceptance Form.
ACKNOWLEDGES

1) that the Acceptance Period starts at 8:30 a.m. (Italian time) on 14 July 2025 and will end at 5:30 p.m. (Italian time) on 8 September 2025 (both dates inclusive), subject to any Reopening of the Acceptance Period or any extensions of the Offer that may occur in accordance with applicable laws and regulations, as provided for in Section F, Paragraph F.1.1 of the Offer Document;
2) that the Offer Document provides that the payment of the Overall Consideration, as defined below, will be made on 15 September (i.e., on the fifth Trading Day following the end of the Acceptance Period as indicated in the Offer Document), without prejudice to any extensions or amendments to the Offer in accordance with the terms and modalities disclosed pursuant to applicable laws and regulations, or, if applicable, on the Payment Date of the Reopening of the Acceptance Period. Such payment is subject to the execution of the formalities required to transfer the Mediobanca Shares to the Offeror;

3) that their acceptance of the Offer is irrevocable, without prejudice to the possibility for the Tendering Shareholder to communicate their express intention to withdraw their acceptance in order to accept competing offers or in the other cases provided for in the Offer Document, in accordance with applicable laws and regulations;

4) that the Offer is subject to the Condition of Effectiveness described in the Offer Document, which may be waived by the Offeror in accordance with the terms specified in the Offer Document, without prejudice to the waiver of the Threshold Condition announced in the Press Release;

5) that, as a result of the Press Release, the consideration for each Mediobanca Share tendered in acceptance of the Offer (the “Overall Consideration”) will be equal to: (i) No. 2.533 Offeror’s shares (the “MPS Shares”) and therefore equal to No. 2.533 MPS Shares for each No. 1 Mediobanca Shares tendered in acceptance of the Offer, as better described in Section E, Paragraph E.1 of the Offer Document, and (ii) a cash component equal to Euro 0.90 for each Mediobanca Share tendered in acceptance to the Offer, as better described in the Press Release (the “Cash Consideration”);

6) that the Overall Consideration is intended net of stamp taxes, expenses, fees, commissions which shall remain in charge of the Offeror, while other taxes, including the tax on any capital gains, if due, shall remain entirely in charge of the Tendering Shareholders to the Offer and no interest shall be paid on the Overall Consideration for each Mediobanca Share tendered in acceptance of the Offer between the date of Acceptance of the Offer and the Payment Date, as well as between the date of Acceptance of the Offer in the case of the Reopening of the Acceptance Period and the relevant Payment Date following the Reopening of the Acceptance Period;

7) that in the event of failure to fulfil one or more of the Conditions of Effectiveness of the Offer referred to in Section A, Paragraph A.1, of the Offer Document, without such Condition(s) of Effectiveness being waived by the Offeror and, therefore, in the event of failure to complete the Offer, the Mediobanca Shares will be returned through the Depositary Intermediaries to the respective Tendering Shareholders, without any charges or expenses being in charge of them, by the first Trading Day following the first press release announcing the ineffectiveness of the Offer;

8) that the Tendering Shareholders will remain exclusively responsible for the risk that the Depository Intermediaries fail to deliver this Acceptance Form and, if applicable, fail to deposit the Mediobanca Shares tendered in acceptance of the Offer with the Appointed Intermediaries by the last valid day of the Acceptance Period (or any Reopening of the Acceptance Period), as well as the risk that the Appointed Intermediaries fail to transfer the Overall Consideration to the persons entitled to receive it, or delay such transfer.

AUTHORISES

Shares component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Consideration in shares through the deposit of No. ______________________________MPS Shares, representing the total Consideration in shares payable for No. ________________________________ Mediobanca Shares tendered in acceptance of the Offer, through the relevant registration, in dematerialised form, on the securities account No. ______________________________________ held with ______________________________________________________________________________ in the name of __________________________________________.

Cash component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Cash Consideration, as applicable, by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

GRANTS

irrevocable mandate to the Intermediaries Appointed to Coordinate the Collection of Acceptances, in respect to the Consideration in shares, to sell on Euronext Milan, in the name and on behalf of the undersigned, any Fractional Part they would be entitled to, equal to No. ______________________________________________ MPS Shares, deriving from the exchange against the Mediobanca Shares (for further information, please refer to Section F, Paragraph F.6, of the Offer Document), by paying/arranging payment of the corresponding amount by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

REPRESENTS

a)       to be aware that the Offer is addressed on equal terms to all holders of Mediobanca Shares and has been launched in Italy, as well as in the United States of America in accordance with the exemptions from (i) the “U.S. tender offer rules” under the United States Securities Exchange Act of 1934 (the “U.S. Exchange Act”) provided by Rule 14d-1(c) thereunder, and (ii) the registration requirements of the U.S. Securities Act of 1933 (the “U.S. Securities Act”) provided by Rule 802 thereunder, and in any event always in accordance with Italian law (for further information, please refer to Recital 5 and Section F, Paragraph F.4, of the Offer Document);

b)      to be aware that the Offer was not, nor will be promoted, or disclosed or carried out in Canada, Japan, Australia, as well as any other country where the promotion of the Offer and acceptance thereof would not comply with financial markets laws and regulations or other local laws or regulations or would not be permitted without prior registration, approval or filing with the relevant supervisory authorities (collectively, the “Excluded Countries”), and that acceptance of the Offer by persons residing in the Excluded Countries may be subject to specific obligations or restrictions provided for by laws or regulations and that the Tendering Shareholders to the Offer are solely responsible to comply with such rules and, therefore, before accepting the Offer, to verify their existence and applicability by consulting their advisors;

c)      not to have received and/or sent copies or originals of this Acceptance Form, the Offer Document, the Exemption Document, and/or any document relating to the Offer from or to the Excluded Countries and that they have not otherwise used, in connection with the Offer, directly or indirectly, postal services and/or any other means or instruments (including, by way of example and without limitation, the postal network, fax, telex, e-mail, telephone and the Internet, and/or any other means or IT support) for national or international trade, or the services of any market regulated by the Excluded Countries;

d)      to be outside the Excluded Countries when this Acceptance Form is delivered or signed.

Pursuant to Article 13 of the Regulation (EU) 2016/679 (“GDPR”), the Tendering Shareholders are informed that the personal data provided in this Acceptance Form will be processed, including through the use of computerized and telematic procedures, solely for purposes directly related and/or instrumental to the Offer (e.g., collection of acceptances, verification of their regularity, payment of the Overall Consideration and allocation), which constitutes the legal basis for processing such data. The provision of personal data is necessary to fulfil the obligations under this Acceptance Form and, therefore, any refusal to provide in whole or in part the said personal data will result in the impossibility to accept the Offer. Personal data will be processed, in their capacity as separate and independent data controllers, each for the purposes connected with, and instrumental to, their role in the transaction, by the Intermediaries Appointed to Coordinate the Collection of Acceptances, by the Offeror, by the Appointed Intermediaries, by the Depositary Intermediaries and by companies or collaborators identified by them who – as data controllers or processors – perform functional or support activities as necessary for the transaction. With regard to the aforementioned processing, the Tendering Shareholder may exercise all the rights set forth in Articles 15 to 22 of the GDPR (including, by way of example and without limitation, the right of access, the right to erasure, the right to rectification, the right to restriction of processing and the right to lodge a complaint with the Data Protection Authority) in accordance with the procedures set out in the privacy policy made available via the channels of the data controllers. The data will be stored only for the time period necessary to achieve the aforementioned purposes, after which it may be stored in accordance with the terms set forth in the GDPR and by the national legislation applicable at the time, for administrative purposes and/or to enforce or defend a right or legitimate interest of the data controllers or third parties.

Additional Information for U.S. Persons

The shares to be issued in connection with the Offer may not be offered or sold in the United States except pursuant to an effective registration statement under the U.S. Securities Act or pursuant to a valid exemption from registration. The Offer is being made for the shares of the Issuer by the Offeror, each of which is a company incorporated in Italy. Information distributed in connection with the Offer is subject to Italian disclosure requirements that are different from those of the United States. Financial statements and financial information included in the Offer Document or the Exemption Document, if any, have been prepared in accordance with the international accounting standards issued by the International Accounting Standards Board and may not be comparable to the financial statements or financial information of U.S. companies. It may be difficult for you to enforce your rights and any claim you may have arising under U.S. federal securities laws in respect of the Offer, since the Offeror and the Issuer are located in Italy, and some or all of their officers and directors may be residents of Italy or other countries outside the U.S. You may not be able to sue a company incorporated outside the U.S. or its officers or directors in a non-U.S. court for violations of U.S. securities laws. It may be difficult to compel a company incorporated outside the U.S. and its affiliates to subject themselves to a U.S. court’s judgment. The Offer will not be submitted to the review or registration procedures of any regulator outside of Italy and has not been approved or recommended by any governmental securities regulator. The Offer will be made in the U.S. pursuant to the exemptions from (i) the “U.S. tender offer rules” under the U.S. Exchange Act provided by Rule 14d-1(c) thereunder and (ii) the registration requirements of the U.S. Securities Act provided by Rule 802 thereunder. These exemptions permit a bidder to satisfy certain substantive and procedural U.S. Exchange Act rules governing tender offers by complying with home jurisdiction law or practice, and exempt the bidder from compliance with certain other U.S. Exchange Act rules. As a result, the Offer will be made in accordance with the applicable regulatory, disclosure and procedural requirements under Italian law, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments, that are different from those applicable in the U.S. To the extent that the Offer is subject to the U.S. securities laws, such laws only apply to holders of the Mediobanca Shares in the U.S. and no other person has any claims under such laws. To the extent permissible under applicable law or regulation in Italy, and pursuant to the exemptions available under Rule 14e-5(b) under the U.S. Exchange Act, the Offeror and its affiliates or brokers (acting as agents for the Offeror or its affiliates, as applicable) may from time to time, and other than pursuant to the Offer, directly or indirectly purchase, or arrange to purchase, the Mediobanca Shares, that are the subject of the Offer or any securities that are convertible into, exchangeable for or exercisable for such shares, including purchases in the open market at prevailing prices or in private transactions at negotiated prices outside the U.S. To the extent information about such purchases or arrangements to purchase is made public in Italy, if any such purchases are made, such information will be disclosed by means of a press release or other means reasonably calculated to inform U.S. shareholders of the Issuer of such information. In addition, the financial advisors to the Offeror, may also engage in ordinary course trading activities in securities of the Issuer, which may include purchases or arrangements to purchase such securities. Since the announcement of the Offer, the Offeror and certain of its affiliates have engaged, and intend to continue to engage throughout the Acceptance Period, in various asset management, brokerage, banking-related, collateral-taking, estates and trusts services, and custody-related activities involving the Offeror common shares outside the United States. Among other things, the Offeror or one or more of its affiliates intends to engage in trades in the Offeror common shares for the accounts of its customers for the purpose of effecting brokerage transactions for its customers and other customer facilitation transactions in respect of the Offeror common shares. Further, certain of Offeror’s asset management affiliates may buy and sell the Offeror common shares or indices including the Offeror common shares, outside the United States as part of their ordinary, discretionary investment management activities on behalf of their customers. Certain of Offeror’s affiliates may continue to (a) engage in the marketing and sale to customers of funds that include the Offeror common shares, providing investment advice and financial planning guidance to customers that may include information about the Offeror common shares, (b) transact in the Offeror common shares as trustees and/or personal representatives of trusts and estates, (c) provide custody services relating to the Offeror common shares and (d) engage in accepting the Offeror common shares as collateral for loans. These activities occur outside of the United States and the transactions in the Offeror common shares may be effected on the Euronext Milan, other exchanges or alternative trading systems and in the over-the-counter market.

Date________________________, Place _____________________

____________________________________ The Tendering Shareholder or their representative	______________________________________ Stamp and signature of the Appointed Intermediary

The DEPOSITARY INTERMEDIARY with whom this Acceptance Form has been filed represents, upon its presentation by the Tendering Shareholder (or their representative) and under its own responsibility:

e)	to be the depositary of the abovementioned Mediobanca Shares owned by the Tendering Shareholder;
f)	to perform the formalities necessary for the transfer of the Shares to this Appointed Intermediary exclusively through Euronext Securities Milan, within and no later than the end of the Acceptance Period of the Offer, or the last day of the possible Reopening of the Acceptance Period or any extensions thereof.

_______________________________________ Stamp and signature of the Depositary Intermediary

Sheet No. 3 – Copy for the Depositary Intermediary

FORM N._________

ACCEPTANCE FORM

FOR THE VOLUNTARY PUBLIC TENDER AND EXCHANGE OFFER

pursuant to Articles 102 and 106, paragraph 4, of Legislative Decree No. 58 of 24 February 1998, as subsequently amended and supplemented (the “Offer”), launched by Banca Monte dei Paschi di Siena S.p.A. (the “Offeror”) for a maximum of No. 813,279,689 ordinary shares of MEDIOBANCA – Banca di Credito Finanziario Società per Azioni (the “Issuer”), as well as maximum of No. 16,178,862 additional shares of the Issuer which may be allocated under certain existing incentive plans

To the Appointed Intermediary _______________________________________________________________________________________________________________________________________________________________________________________

The undersigned (name, surname or company name)_________________________________________________________________________born in_______________________on_____________________________tax code/VAT number _________________________________________citizenship/nationality___________________________resident in/with registered office at______________________________________Province ____________ Address ____________________________________ No. _______ postal code ______________ owner of No. ______________________ ordinary shares of the Issuer (the “Mediobanca Shares”), without nominal value, with regular dividend rights and freely transferable, of which warrants the legitimate and full ownership and availability, as well as the absence of liens and encumbrances of any kind and nature, whether in rem or personal;

Provided that capitalized terms not otherwise defined in this acceptance form (the “Acceptance Form”) have the same meaning ascribed to them in the offer document prepared for the purposes of the Offer (the “Offer Document”).

REPRESENTS	to be aware of all the conditions, terms and modalities of this Offer, including the Overall Consideration as defined below (comprising the Cash Consideration, as defined below), as set out in (a) the Offer Document and in the exemption document (the “Exemption Document”), prepared for the purposes of the Offer and made available to the public for consultation at the registered office of the Offeror (in Siena, Piazza Salimbeni, 3), as well as at the registered office of the Intermediaries Appointed to Coordinate the Collection of Acceptances (in Siena, Piazza Salimbeni, 3 and in Milan, Viale Eginardo, 29) and of the Appointed Intermediaries, as indicated in the Offer Document, as well as available on the website of the Offeror https://www.gruppomps.it/en and of the Global Information Agent www.georgeson.com, and (b) the press release issued by the Offeror on 2 September 2025 (the “Press Release”) pursuant to Articles 36 and 43 of the Issuers’ Regulation.
ACCEPTS

irrevocably and unconditionally this Offer for No. _______________________________________________________________________________________________________________________ Mediobanca Shares that:

☐               are already deposited with You on the securities account No. _________________________________________________ in the name of: ______________________________________________________________;

☐               will be transferred to the abovementioned account as a result of the stock exchange settlement;

☐               are deposited with You simultaneously with the signing of this Acceptance Form;

☐               will be transferred to/deposited with You, in due time, with the engagement expressly accepted herein below, by the Depositary Intermediary of the Mediobanca Shares subject to this Acceptance Form.

AUTHORISES	the registration of the Mediobanca Shares indicated above in a temporary account with You, restricted for the purposes of this Offer, if applicable.
PERMITS	henceforth with the transfer to the Offeror of the Mediobanca Shares registered in the temporary account above, granting hereby to You an irrevocable mandate to perform, directly or indirectly, in the name and on behalf of the undersigned Tendering Shareholder, all the necessary formalities in connection with the transfer of the Mediobanca Shares to the Offeror. All of the above shall be made upon payment of the Overall Consideration as defined below (comprising the Cash Consideration, as define below) on the Payment Date or on the Payment Date following the Reopening of the Acceptance Period, as defined in the Offer Document and as better specified therein.
REPRESENTS	to accept, henceforth, the cancellation of the transaction, in the event of irregularities in the data contained in this Acceptance Form, as a result of the checks and controls performed after the delivery of the Mediobanca Shares subject to this Acceptance Form.
ACKNOWLEDGES

1) that the Acceptance Period starts at 8:30 a.m. (Italian time) on 14 July 2025 and will end at 5:30 p.m. (Italian time) on 8 September 2025 (both dates inclusive), subject to any Reopening of the Acceptance Period or any extensions of the Offer that may occur in accordance with applicable laws and regulations, as provided for in Section F, Paragraph F.1.1 of the Offer Document;
2) that the Offer Document provides that the payment of the Overall Consideration, as defined below, will be made on 15 September (i.e., on the fifth Trading Day following the end of the Acceptance Period as indicated in the Offer Document), without prejudice to any extensions or amendments to the Offer in accordance with the terms and modalities disclosed pursuant to applicable laws and regulations, or, if applicable, on the Payment Date of the Reopening of the Acceptance Period. Such payment is subject to the execution of the formalities required to transfer the Mediobanca Shares to the Offeror;

3) that their acceptance of the Offer is irrevocable, without prejudice to the possibility for the Tendering Shareholder to communicate their express intention to withdraw their acceptance in order to accept competing offers or in the other cases provided for in the Offer Document, in accordance with applicable laws and regulations;

4) that the Offer is subject to the Condition of Effectiveness described in the Offer Document, which may be waived by the Offeror in accordance with the terms specified in the Offer Document, without prejudice to the waiver of the Threshold Condition announced in the Press Release;

5) that, as a result of the Press Release, the consideration for each Mediobanca Share tendered in acceptance of the Offer (the “Overall Consideration”) will be equal to: (i) No. 2.533 Offeror’s shares (the “MPS Shares”) and therefore equal to No. 2.533 MPS Shares for each No. 1 Mediobanca Shares tendered in acceptance of the Offer, as better described in Section E, Paragraph E.1 of the Offer Document, and (ii) a cash component equal to Euro 0.90 for each Mediobanca Share tendered in acceptance to the Offer, as better described in the Press Release (the “Cash Consideration”);

6) that the Overall Consideration is intended net of stamp taxes, expenses, fees, commissions which shall remain in charge of the Offeror, while other taxes, including the tax on any capital gains, if due, shall remain entirely in charge of the Tendering Shareholders to the Offer and no interest shall be paid on the Overall Consideration for each Mediobanca Share tendered in acceptance of the Offer between the date of Acceptance of the Offer and the Payment Date, as well as between the date of Acceptance of the Offer in the case of the Reopening of the Acceptance Period and the relevant Payment Date following the Reopening of the Acceptance Period;

7) that in the event of failure to fulfil one or more of the Conditions of Effectiveness of the Offer referred to in Section A, Paragraph A.1, of the Offer Document, without such Condition(s) of Effectiveness being waived by the Offeror and, therefore, in the event of failure to complete the Offer, the Mediobanca Shares will be returned through the Depositary Intermediaries to the respective Tendering Shareholders, without any charges or expenses being in charge of them, by the first Trading Day following the first press release announcing the ineffectiveness of the Offer;

8) that the Tendering Shareholders will remain exclusively responsible for the risk that the Depository Intermediaries fail to deliver this Acceptance Form and, if applicable, fail to deposit the Mediobanca Shares tendered in acceptance of the Offer with the Appointed Intermediaries by the last valid day of the Acceptance Period (or any Reopening of the Acceptance Period), as well as the risk that the Appointed Intermediaries fail to transfer the Overall Consideration to the persons entitled to receive it, or delay such transfer.

AUTHORISES

Shares component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Consideration in shares through the deposit of No. ______________________________MPS Shares, representing the total Consideration in shares payable for No. ________________________________ Mediobanca Shares tendered in acceptance of the Offer, through the relevant registration, in dematerialised form, on the securities account No. ______________________________________ held with ______________________________________________________________________________ in the name of __________________________________________.

Cash component of the Overall Consideration

this Appointed Intermediary to settle/arrange to settle the payment of the Cash Consideration, as applicable, by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

GRANTS

irrevocable mandate to the Intermediaries Appointed to Coordinate the Collection of Acceptances, in respect to the Consideration in shares, to sell on Euronext Milan, in the name and on behalf of the undersigned, any Fractional Part they would be entitled to, equal to No. ______________________________________________ MPS Shares, deriving from the exchange against the Mediobanca Shares (for further information, please refer to Section F, Paragraph F.6, of the Offer Document), by paying/arranging payment of the corresponding amount by:

☐ transfer to bank account No. ______________________________________ IBAN _______________________________________ at ___________________________ in the name of _____________________________;

☐ non-transferable cashier’s check in the name of__________________________________________________________to be sent to _______________________________________________________________________.

REPRESENTS

a)       to be aware that the Offer is addressed on equal terms to all holders of Mediobanca Shares and has been launched in Italy, as well as in the United States of America in accordance with the exemptions from (i) the “U.S. tender offer rules” under the United States Securities Exchange Act of 1934 (the “U.S. Exchange Act”) provided by Rule 14d-1(c) thereunder, and (ii) the registration requirements of the U.S. Securities Act of 1933 (the “U.S. Securities Act”) provided by Rule 802 thereunder, and in any event always in accordance with Italian law (for further information, please refer to Recital 5 and Section F, Paragraph F.4, of the Offer Document);

b)      to be aware that the Offer was not, nor will be promoted, or disclosed or carried out in Canada, Japan, Australia, as well as any other country where the promotion of the Offer and acceptance thereof would not comply with financial markets laws and regulations or other local laws or regulations or would not be permitted without prior registration, approval or filing with the relevant supervisory authorities (collectively, the “Excluded Countries”), and that acceptance of the Offer by persons residing in the Excluded Countries may be subject to specific obligations or restrictions provided for by laws or regulations and that the Tendering Shareholders to the Offer are solely responsible to comply with such rules and, therefore, before accepting the Offer, to verify their existence and applicability by consulting their advisors;

c)      not to have received and/or sent copies or originals of this Acceptance Form, the Offer Document, the Exemption Document, and/or any document relating to the Offer from or to the Excluded Countries and that they have not otherwise used, in connection with the Offer, directly or indirectly, postal services and/or any other means or instruments (including, by way of example and without limitation, the postal network, fax, telex, e-mail, telephone and the Internet, and/or any other means or IT support) for national or international trade, or the services of any market regulated by the Excluded Countries;

d)      to be outside the Excluded Countries when this Acceptance Form is delivered or signed.

Pursuant to Article 13 of the Regulation (EU) 2016/679 (“GDPR”), the Tendering Shareholders are informed that the personal data provided in this Acceptance Form will be processed, including through the use of computerized and telematic procedures, solely for purposes directly related and/or instrumental to the Offer (e.g., collection of acceptances, verification of their regularity, payment of the Overall Consideration and allocation), which constitutes the legal basis for processing such data. The provision of personal data is necessary to fulfil the obligations under this Acceptance Form and, therefore, any refusal to provide in whole or in part the said personal data will result in the impossibility to accept the Offer. Personal data will be processed, in their capacity as separate and independent data controllers, each for the purposes connected with, and instrumental to, their role in the transaction, by the Intermediaries Appointed to Coordinate the Collection of Acceptances, by the Offeror, by the Appointed Intermediaries, by the Depositary Intermediaries and by companies or collaborators identified by them who – as data controllers or processors – perform functional or support activities as necessary for the transaction. With regard to the aforementioned processing, the Tendering Shareholder may exercise all the rights set forth in Articles 15 to 22 of the GDPR (including, by way of example and without limitation, the right of access, the right to erasure, the right to rectification, the right to restriction of processing and the right to lodge a complaint with the Data Protection Authority) in accordance with the procedures set out in the privacy policy made available via the channels of the data controllers. The data will be stored only for the time period necessary to achieve the aforementioned purposes, after which it may be stored in accordance with the terms set forth in the GDPR and by the national legislation applicable at the time, for administrative purposes and/or to enforce or defend a right or legitimate interest of the data controllers or third parties.

Additional Information for U.S. Persons

The shares to be issued in connection with the Offer may not be offered or sold in the United States except pursuant to an effective registration statement under the U.S. Securities Act or pursuant to a valid exemption from registration. The Offer is being made for the shares of the Issuer by the Offeror, each of which is a company incorporated in Italy. Information distributed in connection with the Offer is subject to Italian disclosure requirements that are different from those of the United States. Financial statements and financial information included in the Offer Document or the Exemption Document, if any, have been prepared in accordance with the international accounting standards issued by the International Accounting Standards Board and may not be comparable to the financial statements or financial information of U.S. companies. It may be difficult for you to enforce your rights and any claim you may have arising under U.S. federal securities laws in respect of the Offer, since the Offeror and the Issuer are located in Italy, and some or all of their officers and directors may be residents of Italy or other countries outside the U.S. You may not be able to sue a company incorporated outside the U.S. or its officers or directors in a non-U.S. court for violations of U.S. securities laws. It may be difficult to compel a company incorporated outside the U.S. and its affiliates to subject themselves to a U.S. court’s judgment. The Offer will not be submitted to the review or registration procedures of any regulator outside of Italy and has not been approved or recommended by any governmental securities regulator. The Offer will be made in the U.S. pursuant to the exemptions from (i) the “U.S. tender offer rules” under the U.S. Exchange Act provided by Rule 14d-1(c) thereunder and (ii) the registration requirements of the U.S. Securities Act provided by Rule 802 thereunder. These exemptions permit a bidder to satisfy certain substantive and procedural U.S. Exchange Act rules governing tender offers by complying with home jurisdiction law or practice, and exempt the bidder from compliance with certain other U.S. Exchange Act rules. As a result, the Offer will be made in accordance with the applicable regulatory, disclosure and procedural requirements under Italian law, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments, that are different from those applicable in the U.S. To the extent that the Offer is subject to the U.S. securities laws, such laws only apply to holders of the Mediobanca Shares in the U.S. and no other person has any claims under such laws. To the extent permissible under applicable law or regulation in Italy, and pursuant to the exemptions available under Rule 14e-5(b) under the U.S. Exchange Act, the Offeror and its affiliates or brokers (acting as agents for the Offeror or its affiliates, as applicable) may from time to time, and other than pursuant to the Offer, directly or indirectly purchase, or arrange to purchase, the Mediobanca Shares, that are the subject of the Offer or any securities that are convertible into, exchangeable for or exercisable for such shares, including purchases in the open market at prevailing prices or in private transactions at negotiated prices outside the U.S. To the extent information about such purchases or arrangements to purchase is made public in Italy, if any such purchases are made, such information will be disclosed by means of a press release or other means reasonably calculated to inform U.S. shareholders of the Issuer of such information. In addition, the financial advisors to the Offeror, may also engage in ordinary course trading activities in securities of the Issuer, which may include purchases or arrangements to purchase such securities. Since the announcement of the Offer, the Offeror and certain of its affiliates have engaged, and intend to continue to engage throughout the Acceptance Period, in various asset management, brokerage, banking-related, collateral-taking, estates and trusts services, and custody-related activities involving the Offeror common shares outside the United States. Among other things, the Offeror or one or more of its affiliates intends to engage in trades in the Offeror common shares for the accounts of its customers for the purpose of effecting brokerage transactions for its customers and other customer facilitation transactions in respect of the Offeror common shares. Further, certain of Offeror’s asset management affiliates may buy and sell the Offeror common shares or indices including the Offeror common shares, outside the United States as part of their ordinary, discretionary investment management activities on behalf of their customers. Certain of Offeror’s affiliates may continue to (a) engage in the marketing and sale to customers of funds that include the Offeror common shares, providing investment advice and financial planning guidance to customers that may include information about the Offeror common shares, (b) transact in the Offeror common shares as trustees and/or personal representatives of trusts and estates, (c) provide custody services relating to the Offeror common shares and (d) engage in accepting the Offeror common shares as collateral for loans. These activities occur outside of the United States and the transactions in the Offeror common shares may be effected on the Euronext Milan, other exchanges or alternative trading systems and in the over-the-counter market.

Date________________________, Place _____________________

____________________________________ The Tendering Shareholder or their representative	______________________________________ Stamp and signature of the Appointed Intermediary

The DEPOSITARY INTERMEDIARY with whom this Acceptance Form has been filed represents, upon its presentation by the Tendering Shareholder (or their representative) and under its own responsibility:

g)	to be the depositary of the abovementioned Mediobanca Shares owned by the Tendering Shareholder;
h)	to perform the formalities necessary for the transfer of the Shares to this Appointed Intermediary exclusively through Euronext Securities Milan, within and no later than the end of the Acceptance Period of the Offer, or the last day of the possible Reopening of the Acceptance Period or any extensions thereof.

_______________________________________ Stamp and signature of the Depositary Intermediary

Sheet No. 4 – Copy for the Tendering Shareholder